SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15[d] OF THE
                 SECURITIES EXCHANGE ACT OF 1934








Date of Report (Date of earliest event reported): March 24, 1995




                         PHOTRONICS, INC.
       (Exact Name of Registrant as Specified in Charter)




     Connecticut              0-15451              06-0854886
   (State or Other           (Commission         (IRS Employer
   Jurisdiction of           File Number)      Identification No.)
   Incorporation)




    1061 East Indiantown Road, Jupiter, FL               33477
   (Address of Principal Executive Offices)           (Zip Code)




Registrant's Telephone Number, including area code:  407-747-4163




________15 Secor Road, Brookfield, Connecticut  06804_____________
  (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS

     This Form 8-K is being filed to file the exhibits listed in
Item 7, below.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     3.1 Certificate amending or restating the Certificate of Incorporation of the Registrant, dated March 16,
                1995.

     10.1 Revolving Credit and Term Loan Agreement between the Registrant and Chemical Bank, dated as of March 1, 1995.







                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                               PHOTRONICS, INC.


                                     By:______JEFFREY P. MOONAN__________
                                              Jeffrey P. Moonan
                                            Senior Vice President
                                                  Secretary





Date: March 24, 1995

                          EXHIBIT INDEX



     3.1 Certificate amending or restating the Certificate of Incorporation of the Registrant, dated March 16, 1995.


     10.1    Revolving Credit and Term Loan Agreement between the
             Registrant and Chemical Bank, dated as of March 1,
             1995.




FORMS\8K-395.EDG/p